Exhibit 99.1

For Further Information, Contact:
Quality Systems, Inc.	Susan J. Lewis
18111 Von Karman Avenue, Suite 800	Phone: (303) 766-4343
Irvine, CA 92612	slewis@qsii.com
Phone: (949) 265-6928
Mark Davis, EVP, Corp Development and IR
mdavis@nextgen.com

FOR IMMEDIATE RELEASE
APRIL 27, 2016

QUALITY SYSTEMS, INC. ANNOUNCES RESULTS OF BUSINESS STRATEGY REVIEW

Cloud Strategy to be based on Acquired MediTouch Platform;
Corporate Structure Streamlined for Client Responsiveness and Efficiency; and, Annual Financial Guidance Initiated.

Conference Call Scheduled for April 28, 2016 9:00 am EDT (6:00 am PDT)

IRVINE, Calif. … April 27, 2016 … Quality Systems, Inc. (NASDAQ:QSII) announced today its Board of Directors approved management’s recommendations for several strategic initiatives, the Company’s updated cloud strategy, a corporate restructuring and the initiation of financial guidance.

MediTouch® Based Cloud Strategy
    Following several months of assessment of both the recently acquired MediTouch platform and the Company’s NextGen Now platform in development, management concluded that the MediTouch platform offers the most efficient path to providing a high-quality, robust, cloud-based solution for ambulatory care. As a result, the Company will cease further investment in NextGen Now and immediately discontinue all efforts to use or repurpose the NextGen Now platform. This assessment was conducted under the technology leadership of David Metcalfe, who joined the Company on February 1, 2016 as chief technology officer.
“The acquisition of the MediTouch platform accelerates our time-to-market with a cloud-based platform that already meets the needs of smaller practices. Our focus now will be to scale this solution to address the needs of enterprise-level organizations and larger practices,” stated Metcalfe.

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Quality Systems, Inc.
Business Strategy Review

As a result of this decision, Quality Systems’ fiscal fourth quarter and full-year results will reflect a pre-tax charge of approximately $32 million, relating to the impairment of the Company’s previously capitalized investment in NextGen Now. This charge did not result in, nor is it expected to result in, any additional cash expenditures.

Streamlined Corporate Structure
The Company also announced a restructuring plan, which will eliminate its business units in favor of a streamlined, functional-based organizational structure. This new structure will enable a more efficient, integrated and client-centered delivery of the holistic solutions ambulatory care organizations need.
“We are realigning the organization to remove silos and be better positioned to serve our clients, as they pursue population health and value-based reimbursement initiatives. It will also reduce our cost structure and make the organization more nimble,” explained Rusty Frantz, president and chief executive officer.
This organizational realignment is expected to result in approximately $4 million of restructuring-related charges, consisting principally of severance and other one-time termination benefits. The restructuring costs are expected to be primarily incurred and funded in the first and second quarters of fiscal year 2017. In connection with such charges, the Company estimates that it will reduce its headcount by approximately 150 employees, approximately six percent of its U.S.-based workforce. The Company expects $14 million to $16 million of personnel-related savings in fiscal year 2017, excluding the restructuring charge.

Fiscal Year 2017 Guidance and Preliminary & Unaudited Fiscal Year 2016 Results
Effective in fiscal year 2017, the Company will begin providing annual guidance for certain financial metrics. For fiscal year 2017, the Company anticipates revenues of $508 million to $522 million and non-GAAP diluted earnings per share of $0.78 to $0.86. This fiscal year 2017 guidance reflects the anticipated full year contribution from the acquisition of HealthFusion as well as the impact of the corporate restructuring. The Company expects to update this guidance, as appropriate, in its fourth quarter 2016 earnings announcement, scheduled for May 19, 2016.

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Quality Systems, Inc.
Business Strategy Review

To provide context for the fiscal year 2017 guidance, the Company also reported that, based upon preliminary financial data, it expects total revenue of $491 million to $493 million for fiscal year 2016 and $126 million to $128 million for its fourth quarter ended March 31, 2016, which are modestly below analysts’ consensus. The Company also expects to report non-GAAP diluted earnings per share of $0.70 to $0.72 for fiscal year 2016 and $0.17 to $0.19 for the fourth quarter, in line or slightly above analysts’ consensus. The Company expects GAAP earnings per share of $0.08 to $0.10 for fiscal year 2016 and a GAAP loss per share of ($0.28) to ($0.26) for the fourth quarter, largely due to the aforementioned impairment charge.
These preliminary, unaudited results are subject to the completion of the Company's customary accounting and auditing procedures. Final adjustments and other developments may arise between the date of this press release and the dates on which the Company announces its 2016 fourth quarter and audited year-end results and files its Annual Report on Form 10-K with the Securities and Exchange Commission, that may cause actual results to materially differ.

Conference Call
Quality Systems will host a conference call to discuss its business strategy review on Thursday, April 28, 2016 at 9:00 AM ET (6:00 AM PT). All participants should dial 1-866-900- 9499 at least ten minutes prior to the start of the call and reference conference ID #1292427. International callers should dial 1-937-502-2136. To hear a live Web simulcast or to listen to the archived webcast following completion of the call, please visit the Company’s website at www.qsii.com, click on the "Investors” tab, then select "Conference Calls," to access the link to the call. To listen to a telephone replay of the conference call, please dial 800-585-8367 or 404- 537-3406 and enter conference ID #1292427. The replay will be available from approximately 8:00 PM ET on Thursday, April 28, 2016, through 11:59 PM ET on Saturday, April 30, 2016.
A transcript of the conference call will be made available on the Company’s website at www.qsii.com.

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Quality Systems, Inc.
Business Strategy Review

About Quality Systems, Inc.
Irvine, Calif.-based Quality Systems, Inc. (QSI) and its subsidiary, NextGen Healthcare Information Systems, develop and provide a range of software and services for medical and dental group practices, including practice management and electronic health record applications, patient portal, interoperability and connectivity products, and population health management and analytics offerings. Services include managed cloud services, revenue cycle management, claims clearinghouse, data interchange and value-add consulting. The Company’s solution portfolio is readily integrated and collectively positioned to drive low total cost of ownership for its client partners, as well as enable the transition to value-based healthcare. Visit www.qsii.com and www.nextgen.com for additional information.

® Marks owned by Quality Systems, Inc.

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS
This news release may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events, developments in the healthcare sector and regulatory framework, the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). The Company’s preliminary, unaudited results reported in this news release are based on management’s initial review of operations for the quarter and year ended March 31, 2016 and remain subject to the completion of the Company’s customary annual closing and review procedures. Final adjustments and other material developments may arise between the date of this news release and the dates the Company announces final results for the period. The preliminary results in this news release represent the Company’s initial estimates and are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the possibility of further adjustment, or other unanticipated issues. Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2015 and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; the development by service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company's ability or inability to attract and retain qualified personnel; possible regulation of the Company's software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods' financial statements; disruptions caused by acquisitions of companies, products, or technologies; and general economic conditions. A significant portion of the Company's quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Other risks and uncertainties may arise in connection with the Company’s impairment charge announced in this news release, including, without limitation, finalization of the accounting impacts of the impairment. Additional risks and uncertainties may arise relating to the Company’s restructuring announced in this news release, including, without limitation, whether the Company will be able to implement the restructuring program as planned, whether the expected costs associated

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Quality Systems, Inc.
Business Strategy Review

with the restructuring will differ in amount or timing from the Company’s estimates, whether the Company will be able to realize the full amount of estimated savings and benefits from the restructuring program, and finalization of severance and personnel transition arrangements and finalization of the accounting impacts of these actions. Due to these and other factors, the Company's revenues and operating results are very difficult to forecast. A major portion of the Company's costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company's period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

USE OF NON-GAAP FINANCIAL MEASURES

This news release contains certain non-GAAP (Generally Accepted Accounting Principles) financial measures, which are provided only as supplemental information. Investors should consider these non-GAAP financial measures only in conjunction with the comparable GAAP financial measures, in context of the Company’s preliminary financial results provided for its fiscal 2016 periods. These non-GAAP measures are not in accordance with or a substitute for U.S. GAAP. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of non-GAAP financial measures to the most directly comparable financial measure in the accompanying financial tables. Other companies may calculate non-GAAP measures differently than Quality Systems, which limits comparability between companies. The Company believes that its presentation of non-GAAP diluted earnings per share provides useful supplemental information to investors and management regarding the Company's financial condition and results. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. The Company calculates non-GAAP diluted earnings per share by excluding acquisition costs, losses related to the disposition of a business segment, amortization of acquired intangible assets, certain acquisition-related fair value adjustments, impairment of goodwill and other assets, securities litigation defense costs, share-based compensation, and other non-run-rate expenses from GAAP income before provision for income taxes. Beginning in the first quarter of fiscal year 2016, the Company began utilizing a normalized non-GAAP tax rate to provide better consistency across the interim reporting periods within a given fiscal year, by eliminating the effects of non-recurring and period-specific items which can vary in size and frequency, and which are not necessarily reflective of the Company’s longer-term operations. The normalized non-GAAP tax rate applied to each quarter of fiscal year 2016 and expected to be applied for the fiscal 2017 period is 30.5%. The determination of this rate is based on the consideration of both historic and projected financial results. The Company intends to re-evaluate this normalized non-GAAP tax rate on an annual basis or more frequently if any significant events occur that may materially affect this rate, such as merger and acquisition activity, changes in business outlook, or changes in expectations regarding tax regulations.

The Company’s future period guidance in this release includes adjustments for items not indicative of the Company’s core operations. Such adjustments are generally expected to be of a nature similar to those adjustments applied to the Company’s historic GAAP financial results in the determination of the Company’s non-GAAP diluted earnings per share. Such adjustments, however, may be affected by changes in ongoing assumptions and judgments as to the items that are excluded in the calculation of non-GAAP adjusted net income and adjusted diluted earnings per share, as described in this press release.  The exact amount of these adjustments are not currently determinable, but may be significant.  It is therefore not practicable to reconcile this non-GAAP guidance to the most comparable GAAP measures.

FINANCIAL TABLES ATTACHED

QUALITY SYSTEMS, INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

RECONCILIATION OF PRELIMINARY NON-GAAP DILUTED EARNINGS PER SHARE

	Three Months Ended 3/31/2016 Preliminary Estimate	Fiscal Year Ended 3/31/2016 Preliminary Estimate
Diluted net income (loss) per share - GAAP	($0.28) to ($0.26)	$0.08 to $0.10

Adjustments:
Acquisition costs	$0.00	$0.06
Amortization of acquired intangible assets	$0.06	$0.13
Loss on disposition of Hospital Solutions Division and related costs	$0.00	$0.02
Securities litigation defense costs, net of insurance	($0.02)	($0.02)
Share-based compensation	$0.01	$0.04
Write-off of capitalized software costs and related wind-down costs	$0.37	$0.37
Other non-run-rate expenses *	$0.03	$0.05
Effect of difference between GAAP and Non-GAAP effective tax rates	($0.01)	($0.03)
Total adjustments to GAAP diluted net loss per share **	$0.45	$0.62
Diluted net income per share - Non-GAAP	$0.17 to $0.19	$0.70 to $0.72

* For the three months ended 3/31/2016, other non-run-rate expenses consist of $0.01 per share of professional services costs not related to ongoing core operations, $0.01 per share of incremental costs related to the transition of Company executive officers, and $0.01 per share of severance, retention, and other employee-related costs.

For the fiscal year ended 3/31/2016, other non-run-rate expenses consist of $0.02 per share of professional services costs not related to ongoing core operations, $0.02 per share of incremental costs related to the transition of Company executive officers, and $0.02 per share of severance, retention, and other employee-related costs.

** Total adjustments may not foot due to rounding of per share amounts.

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